INCOME TAXES (Schedule of Income Tax Provision (Benefit) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Currently payable:
Federal
State
Total currently payable
Deferred:
Federal	(1,351,316)	(1,138,075)
State	(322,185)	(272,176)
Total deferred	(1,673,501)	(1,410,251)
Less increase in allowance	1,692,449	1,260,068
Net deferred	18,948	(150,183)
Total income tax provision (benefit)	$ 18,948	$ (150,183)